UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2002

NETZEE, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-27925	58-2488883

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6190 Powers Ferry Road, Suite 400, Atlanta, Georgia 30339

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (770) 850-4000

Not Applicable

(Former name, former address and formal fiscal year, if changed since last report)

SIGNATURES
EXHIBIT INDEX
EX-99.3 PRESS RELEASE

Item 9.   Regulation FD Disclosure.

     On January 3, 2003 Netzee, Inc. issued a press release announcing that it had completed the sale of substantially all of its operating assets to Down Acquisition Corporation (“Down”), a wholly-owned subsidiary of Certegy Inc., pursuant to the terms of the Asset Purchase Agreement dated December 5, 2002 between Netzee and Down. In accordance with the previously announced terms of the transaction, the purchase price was $10.4 million in cash, of which $800,000 was placed in escrow to secure Netzee’s indemnification obligations. The full text of the press release is attached as Exhibit 99.3 hereto.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1*	Asset Purchase Agreement dated December 5, 2002, between Down Acquisition Corporation and Netzee, Inc.
99.2*	Plan of Complete Liquidation and Dissolution of Netzee, Inc.
99.3	Press Release dated January 3, 2003

*	Previously filed with Netzee, Inc.’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on December 20, 2002, and hereby incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETZEE, INC.

Date: January 3, 2003	By:	/s/ Jarett J. Janik Jarett J. Janik Vice President, Chief Financial Officer and Secretary (Principal Financial and Accounting Officer)

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
99.1*	Asset Purchase Agreement dated December 5, 2002, between Down Acquisition Corporation and Netzee, Inc.
99.2*	Plan of Complete Liquidation and Dissolution of Netzee, Inc.
99.3	Press Release dated January 3, 2003

*	Previously filed with Netzee, Inc.’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on December 20, 2002, and hereby incorporated by reference herein.